Exhibit 10.52

OMNIBUS LIMITED WAIVER

WHEREAS, Dollar General Corporation, a Tennessee corporation (the “Company”), previously entered into an employment agreement (the “Employment Agreement”) with each of the current or former employees of the Company listed on Exhibit A attached hereto (collectively, the “Employees”); and

WHEREAS, the Company previously entered into an employment transition agreement with Mr. Richard W. Dreiling (the “Employment Transition Agreement” and, together with the Employment Agreement, the “Agreements”); and

WHEREAS, Section 19 or Section 20, as applicable of each Employment Agreement and Section 15 of the Employment Transition Agreement provide that each of the Employees agrees not to accept, obtain or work in a Competitive Position (as defined in the Agreements) for a company or entity that operates anywhere within the Territory (as defined in the Agreements) for a specified period of time following the termination of Employee’s employment (the “Non-Compete Provision”); and

WHEREAS, the Company no longer considers BJ’s Wholesale Club, currently included in the definition of “Competitive Position” set forth in Section 15(b)(i) or Section 16(b)(i), as applicable, of each Employment Agreement and Section 11(b)(i) of the Employment Transition Agreement, to be a competitor solely for purposes of the Non-Compete Provision.

NOW, THEREFORE:

1.                                      The Company hereby waives its right to enforce, either now or in the future, under each of the Agreements, the Non-Compete Provision with respect to BJ’s Wholesale Club.

2.                                      Except as specifically provided in Section 1 above, the Company does not waive the right to otherwise enforce the Non-Compete Provision or any other provision of the Agreements, and all terms and provisions of the Agreements shall remain in full force and effect, unchanged and unmodified.

3.                                      The Company retains the right to include BJ’s Wholesale Club as a competitor in any future employment agreement or other agreement that it may enter into from time to time with any of the Employees.

Date:	1/28/2016	DOLLAR GENERAL CORPORATION

		By:	/s/ Bob Ravener
Printed Name: Bob Ravener
Title: EVP

Exhibit A to

Omnibus Limited Waiver

Bart E. Bohlen

Ryan G. Boone

David W. D’Arezzo

Steven R. Deckard

Richard W. Dreiling

Anita C. Elliott

John W. Flanigan

John W. Garratt

Lawrence J. Gatta

Stephen P. Jacobson

Michael J. Kindy

James E. Kopp

Cynthia A. Long

Daniel J. Nieser

Jeffery C. Owen

Robert D. Ravener

Gregory A. Sparks

Steven G. Sunderland

Emily C. Taylor

Rhonda M. Taylor

David M. Tehle

James W. Thorpe

Todd J. Vasos